UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 17, 2023
Date of report (Date of earliest event reported)

PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Suite 900 Minneapolis Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, on May 17, 2023, at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Piper Sandler Companies (the “Company”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan (the “Incentive Plan”) that increased the aggregate number of shares of common stock of the Company that may be issued under the Incentive Plan by 1,500,000 shares, from a total of 9,400,000 shares to 10,900,000 shares. A description of the Incentive Plan, as amended and restated, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2023 (the “Proxy Statement”) in the section entitled “Proposal Five – Approval of the Amendment to the Piper Sandler Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Incentive Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 of this Current Report on Form 8-K, on May 17, 2023, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (the “Exculpation Amendment”). The Exculpation Amendment became effective upon the filing of the Amended and Restated Certificate of Incorporation of the Company (as amended by the Exculpation Amendment, the “Restated Certificate”) with the Secretary of State of the State of Delaware on May 18, 2023.

A description of the Exculpation Amendment is set forth in the Proxy Statement in the section entitled “Proposal Six – Approval of an Amendment to the Amended and Restated Certificate of Incorporation of Piper Sandler Companies to Reflect New Delaware Law Provisions Regarding Officer Exculpation,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 17, 2023. The holders of 15,717,606 shares of common stock of the Company, constituting 88.50% percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)	At the Annual Meeting, Chad R. Abraham, Jonathan J. Doyle, William R. Fitzgerald, Victoria M. Holt, Robbin Mitchell, Thomas S. Schreier, Sherry M. Smith, Philip E. Soran, Brian R. Sterling and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2024. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	14,413,302	378,478	4,811
Jonathan J. Doyle	14,454,320	301,050	41,221
William R. Fitzgerald	14,617,053	166,249	13,289
Victoria M. Holt	14,618,133	163,933	14,525
Robbin Mitchell	14,164,292	617,491	14,808
Thomas S. Schreier	14,550,124	233,056	13,411
Sherry M. Smith	14,568,072	213,825	14,694
Philip E. Soran	14,392,346	390,855	13,390
Brian R. Sterling	14,646,548	136,786	13,257
Scott C. Taylor	14,114,310	667,272	15,009

Broker non-votes for each director totaled 921,015.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2023. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2023	15,335,631	372,584	9,391

At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of the officers disclosed in the proxy statement, or a say-on-pay vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a say-on-pay vote	14,308,346	440,865	47,380

Broker non-votes for this proposal totaled 921,015.

At the Annual Meeting, the Company’s shareholders also cast an advisory vote to recommend the frequency of future say-on-pay votes. The following table indicates the specific voting results for this proposal:

Proposal	One Year	Two Years	Three Years	Abstentions
Advisory (non-binding) resolution concerning the frequency of future say-on-pay votes	13,911,506	22,577	628,006	234,502

Broker non-votes for this proposal totaled 921,015.

At the Annual Meeting, the Company’s shareholders also approved an amendment to the Incentive Plan to increase the number of shares of common stock of the Company authorized for issuance thereunder by 1,500,000. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Approve an amendment to the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan	10,119,677	4,628,423	48,491

Broker non-votes for this proposal totaled 921,015.

At the Annual Meeting, the Company’s shareholders also approved an amendment to the Restated Certificate to reflect new Delaware law provisions regarding officer exculpation. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation	13,121,817	1,619,906	54,868

Broker non-votes for this proposal totaled 921,015.

(d)	Based on the results of the advisory vote recommending the frequency of future say-on-pay votes, the Board of Directors of the Company has determined to include a shareholder vote on executive compensation in its proxy materials on an annual basis.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Piper Sandler Companies (as amended and restated May 18, 2023).

10.1	Piper Sandler Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan (as amended and restated May 17, 2023).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: May 18, 2023	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary